UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2026
_______________________________
UFP TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-12648	04-2314970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Hale Street
Newburyport, Massachusetts - USA 01950-3504
(Address of Principal Executive Offices) (Zip Code)
(978) 352-2200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement.
On February 19, 2026, through a wholly-owned subsidiary, UFP Technologies, Inc. (“UFP” or the “Company”) and Intuitive Surgical SARL, one of the Company’s strategic medical customers (the “Customer”), entered into Amendment No. 27 (the “Amendment”) to the Manufacturing Supply Agreement, dated April 25, 2014 (the “Supply Agreement”, as amended, the “Amended Supply Agreement”). Effective January 1, 2026, the Amendment:

1.Extends the term of the Supply Agreement by two additional years through December 31, 2029.
2.Materially increases the annual minimum volumes for the largest program for 2028 and 2029.
3.Adds an additional program to the Supply Agreement.
4.Provides volume-based pricing based on certain minimum purchase thresholds and cost-sharing provisions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. For the full text of the Supply Agreement, please refer to the Form 8-K filed by the Company with the SEC on March 18, 2024.

Forward-Looking Statements

Certain statements in this current report on Form 8-K may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or similar words. Forward-looking statements relate to expected financial or operating performance and/or future business prospects, events, and plans. Such statements include but are not limited to: statements regarding the revenue generated pursuant to agreements entered into by us, and other statements regarding the duration, future performance, and effects of agreements entered into by us. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could adversely affect our business and prospects and otherwise cause actual results to differ materially from those anticipated by such forward-looking statements, or otherwise. These risks include, without limitation: risks relating to our performance and the performance of our counterparties under the agreements we have entered into, the risk that the Customer will not purchase the expected volume of goods under the Amended Supply Agreement because, among other things, the Customer no longer requires the product at all or to the degree it anticipated, the Customer’s own performance falters, the Customer decides to manufacture the product itself or through one of its affiliates now or in the future, or the Customer obtains the product from the other listed supplier in the Amended Supply Agreement, risks relating to our ability to maintain increased levels of production at profitable levels, if at all, or to continue to increase production rates and risks relating to disruptions and delays in our supply chain or labor force. Readers are referred to the documents we file with the SEC, specifically the last report on Form 10-K and subsequent 10-Q’s. The forward-looking statements contained herein speak only of our expectations as of the date of this Form 8-K. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1*	Amendment No 27 to the Manufacturing Supply Agreement between Das Medical International SRL and Intuitive Surgical SARL dated February 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(b)(10) of Regulation S-K, certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Further, the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFP Technologies, Inc.

Date: February 24, 2026	By:	/s/ Ronald J. Lataille
Ronald J. Lataille
Chief Financial Officer and Senior Vice President